UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2024

Luvu Brands, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, GA  30360

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (770) 246-6400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2024, Luvu Brands, Inc. (the “Company”) notified Martin Scott, Chief Financial Officer of the Company, that the Company would retain a full time on site Chief Financial Officer effective following the filing of the Company’s Form 10-Q Quarterly Report for the period ended December 31, 2023 (the “Effective Date”) and Mr. Scott would no longer serve as an employee or executive officer of the Company following the Effective Date.  The Company anticipates filing the Quarterly Report on or about February 14, 2024.  The Company and Mr. Scott intend to enter into a consulting agreement following the Effective Date. The dismissal of Mr. Scott does not involve any disagreement with the Board of Directors, the Company or its management on any matter relating to the Company’s operations, policies, or practices.

On January 15, 2024, the Company engaged Chris Knauf to serve as Chief Financial Officer and Controller of the Company commencing on the Effective Date.  Mr. Knauf shall provide accounting services to the Company through the Effective Date  Biographical information for Mr. Knauf is as follows:

Mr. Knauf, 51, has an extensive background in omni channel integrations of design, manufacturing, retail, and wholesale distribution, and financial management.  Prior to joining the Company, he most recently served as the Senior Vice President of Accounting from February 2018 to 2024 for LocumTenens.com, LLC, one of the largest medical staffing company in the United States. He has a BS in Finance from Fairfield University and an MBA from Fordham University.

The Company’s wholly owned subsidiary, One Up Innovations Inc., shall pay Mr. Knauf an annual salary of $150,000.  The agreement will be filed as an exhibit with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 or via amendment to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luvu Brands, Inc.

Date: January 19, 2024	By:	/s/ Louis S. Friedman
Louis S. Friedman, Chief Executive Officer

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